                                                                   EXHIBIT 10.10
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                           BJ'S WHOLESALE CLUB, INC.

                     1997 REPLACEMENT STOCK INCENTIVE PLAN

     The BJ's Wholesale Club, Inc. 1997 Replacement Stock Incentive Plan (the "Plan") is being adopted by BJ's Wholesale Company, Inc. (the "Company") in connection with the spin-off of the Company by Waban Inc. ("Waban"). The effective date of the Plan is the date on which Waban completes the spin-off by distributing to its stockholders, on a pro-rata basis, all of the then outstanding shares of common stock of the Company (the "Distribution Date"). Following the Distribution Date, the Company will grant Awards (as defined below) under the Plan in replacement for awards previously granted under the Waban Inc. 1989 Stock Incentive Plan which are held by persons who leave employment at Waban on the Distribution Date or within three months thereafter and become employees of the Company. Replacement options granted under the Plan are intended to comply with the requirements of Sections 424(a) and 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to the replacement of options in connection with corporate reorganizations.

 SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

     The purpose of the Plan is to secure for the Company and its stockholders the benefit of the incentives inherent in Common Stock ownership and the receipt of incentive awards by selected key employees of the Company and its Subsidiaries who contribute to and will be responsible for its continued long-term growth. The Plan is intended to stimulate the efforts of such key employees by providing an opportunity for capital appreciation and giving suitable recognition for services which contribute materially to the success of the Company.

     The following terms shall be defined as set forth below:

     (a)  "Act" means the Securities Exchange Act of 1934.

     (b) "Award" or "Awards" except where referring to a particular category of grant under the Plan shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-based Awards.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly harmful to the business or reputation of the Company or any Subsidiary.

     (e) "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     (f) "Committee" means the Committee referred to in Section 2. If at any time no Committee shall be in office, the functions of the Committee shall be exercised by the Board.

     (g)  "Deferred Stock Award" is defined in Section 9(a).

     (h) "Disability" means disability as determined in accordance with standards and procedures similar to those used under the Company's long term disability program.

     (i) "Fair Market Value" on any given date means the last sale price regular way at which Stock is traded on such date as reflected in the New York Stock Exchange Composite Transactions Index or, where applicable, the value of a share of Stock as determined by the Committee in accordance with the applicable provisions of the Code.

     (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" as defined in the Code.

     (k) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (l) "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the normal retirement date specified in the Waban Inc. Retirement Plan as in effect on the Distribution Date.

     (m)  "Other Stock-based Award" is defined in Section 11(a).

     (n)  "Performance Unit Award" is defined in Section 10(a).

     (o)  "Restricted Stock Award" is defined in Section 8(a).

     (p) "Stock" means the Common Stock, $.01 par value, of the Company, subject to adjustments pursuant to Section 3.

     (q) "Stock Appreciation Right" means a right described in Section 7(a) and granted, either independently of other Awards or in tandem with the grant of a Stock Option.

     (r) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

     (s) "Subsidiary" means any corporation or other entity (other than the Company) 50% or more of the total combined voting power of all classes of stock or other interests of which is owned, directly or indirectly, by the Company.

     (t)  "Unrestricted Stock Award" is defined in Section 8(b).

 SECTION 2.  COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS,
             ETC.

     The Plan shall be administered by a Committee of not less than two members, who shall be appointed by the Board and who shall serve at the pleasure of the Board.

     The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

     (i) to select the officers and other key employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

     (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock, Deferred Stock, Performance Units and any Other Stock-based Awards, or any combination of the foregoing, granted to any one or more participants;

     (iii) to determine the number of shares to be covered by any Award (subject, however, to the per participant limitation contained in Section 3(a));

     (iv) to determine the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants;

     (v) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

     (vi) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any

            Award (including related Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS;  SUBSTITUTION.

     (a)  Shares Issuable; Per Participant Limit.

     The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000, including shares issued in lieu of or upon reinvestment of dividends arising from Awards. For purposes of this limitation, Awards and Stock which are forfeited, reacquired by the Company or satisfied without the issuance of Stock shall not be counted and such limitation shall apply only to shares which have become free of any restrictions under the Plan. Subject to such overall limitation, shares may be issued up to such maximum pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company. Subject to adjustment as provided in Section 3(b) below, the maximum number of shares of Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to any employee under the Plan shall not exceed 500,000 shares of Stock during any one calendar year. For purposes of calculating such maximum number, (i) each Stock Option and Stock Appreciation Right shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration, (ii) the repricing of an outstanding Stock Option or Stock Appreciation Right or the issuance of a new Stock Option or Stock Appreciation Right in substitution for a cancelled Stock Option or Stock Appreciation Right shall be deemed to constitute the grant of a new additional Stock Option or Stock Appreciation Right separate from the original grant of the Stock Option or Stock Appreciation Right that is repriced or cancelled and (iii) a Stock Appreciation Right that is granted in tandem with a Stock Option shall not be included.

     (b)  Stock Dividends, Mergers, etc.

     In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

     (c)  Substitute Awards.

     The Company may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

 SECTION 4.  ELIGIBILITY.

     Participants in the Plan will be such full or part time officers and other key employees of the Company and its Subsidiaries (excluding any director who is not an employee) who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. Persons who are not employees of the Company or a subsidiary (within the meaning of Section 422 of the Code) shall not be eligible to receive grants of Incentive Stock Options.

 SECTION 5.  LIMITATIONS ON TERM AND DATES OF AWARDS.

     (a)  Duration of Awards.

     Subject to Sections 16(a) and 16(c) below, no restrictions or limitations on Awards shall extend beyond 10 years (or 10 years and one day in the case of Non-Qualified Stock Options) from the grant date, except that deferrals elected by participants of the receipt of Stock or other benefits under the Plan may extend beyond such date.

     (b)  Latest Grant Date.

     No Award shall be granted more than six months after the Distribution Date, but then-outstanding Awards may extend beyond such date.

SECTION 6. STOCK OPTIONS.

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Plan be so exercised, so as to disqualify the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a)  Option Price.

     The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

     (b)  Option Term.

     The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

     (c)  Exercisability.

     Stock Options shall be exercisable at such future time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.

     (d)  Method of Exercise.

     Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument acceptable to the Committee. As determined by the Committee, in its discretion, at (or, in the case of Non-Qualified Stock Options, after) grant, payment in full or in part may also be made either (i) through the surrender by the optionee of shares of Stock not then subject to restrictions under any Company plan or (ii) through the withholding by the Company of shares of Stock which would otherwise be
delivered to the optionee upon exercise of the option.   Such surrendered or
withheld shares shall be valued at Fair Market Value on the exercise date. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

     Notwithstanding the foregoing paragraph, during the 60-day period following a Change of Control as defined in Exhibit A, any optionee shall have the right (by giving written notice to the Company in form satisfactory to the Committee) to surrender all or part of the Stock Option to the Company and to receive a cash payment equal to the excess of the fair market value per share of Stock on the date of exercise over the option exercise price per share times the number of shares subject to the surrendered Stock Option. The foregoing right shall not apply to (i) any Stock Option as to which the Committee shall expressly exclude such right at the date of grant, (ii) any Stock Option held by an optionee who initiates the Change of Control or (iii) any Stock Option held by an optionee described in any of the following provisions of the definition of Change of Control set forth in Exhibit A: the proviso to paragraph (a) of such definition; the proviso to paragraph (b) of such definition; or the first proviso to paragraph (d) of such definition. For purposes of clause (iii) of the immediately preceding sentence, whether an optionee is described in any of the provisos specified in such clause shall be determined without regard to any discretionary determination by the Committee pursuant to the terms of Exhibit A hereto. As used in this paragraph with respect to an election by an optionee to receive cash in respect of a Non-Qualified Stock Option the term "fair market value" shall mean the higher of (x) the highest reported sales price, regular way, of a share of the Stock on the New York Stock Exchange Composite Transactions Index during the 60-day period prior to the Change of Control and
(y) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (a), (b) or (d) of the definition of Change of Control set forth in Exhibit A, the highest price per share of the Stock paid in such transaction or series of transactions (which in the case of paragraph
(b) shall be the highest price per share of the Stock as reflected in a Schedule 13D filed by the person having made the acquisition), and as used in this paragraph with respect to an election by an optionee to receive cash in respect of an Incentive Stock Option the term "fair market value" shall mean Fair Market Value.

     (e)  Non-transferability of Options.

     No Stock Option shall be transferable by the optionee otherwise then by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f)  Termination by Death.

     If an optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall at any time determine prior to death), by the legal representative or legatee of the optionee, for a period of three years (or such shorter period as the Committee shall specify at time of grant) from the date of death or until the expiration of the stated term of the option, if earlier.


     (g)  Termination by Reason of Disability.

     Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated, or who has been designated an inactive employee, by reason of Disability may thereafter be exercised to the extent it was exercisable at the time of the earlier of such termination or such designation (or on such accelerated basis as the Committee shall at any time determine prior to such termination or designation) for a period of three years (or such shorter period as the Committee shall specify at time of grant) from the date of such termination of employment or designation or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, subject to termination on the expiration of the stated term of the option, if earlier. The Committee shall have the authority to determine whether a participant has been terminated or designated an inactive employee by reason of Disability.

     (h)  Termination by Reason of Normal Retirement.

     If an optionee's employment by the Company and its Subsidiaries terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent that it was then exercisable (or on such accelerated basis as the Committee shall at any time determine) for a period of three years (or such shorter period as the Committee shall specify at time of grant) from the date of Normal Retirement or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, subject to earlier termination on the expiration of the stated term of the option, if earlier.

     (i)  Other Termination.

     Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable on the date of termination of employment (or on such accelerated basis as the Committee shall determine at or after grant) for a period of three months (or such longer period up to three years as the Committee shall specify at or after grant) from the date of termination of employment or until the expiration of the stated term of the option, if earlier. If an optionee's employment terminates for Cause, the unexercised portion of any Stock Option then held by the optionee shall immediately terminate.

     (j)   Form of Settlement.

     Subject to Section 16(a) and Section 16(c) below, shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at time of grant that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock or Deferred Stock, or may reserve the right to so provide after time of grant.

 SECTION 7.  STOCK APPRECIATION RIGHTS; DISCRETIONARY PAYMENTS.

     (a)  Nature of Stock Appreciation Right.

     A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or in a form of payment permitted under paragraph (e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (b)  Grant and Exercise of Stock Appreciation Rights.

     Stock Appreciation Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Right may be granted either at or after the time of the grant of such option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Right may be granted only at the time of the grant of the option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     (c)  Terms and Conditions of Stock Appreciation Rights.

     Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii) Upon the exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

          (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Other Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

          (iv) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such option.

     (d)  Discretionary Payments.

     Notwithstanding that a Stock Option at the time of exercise shall not be accompanied by a related Stock Appreciation Right, if the market price of the shares subject to such Stock Option exceeds the exercise price of such Stock Option at the time of its exercise, the Committee may, in its discretion, cancel such Stock Option, in which event the Company shall pay to the person exercising such Stock Option an amount equal to the difference between the Fair Market Value of the Stock to have been purchased pursuant to such exercise of such Stock Option (determined on the date the Stock Option is cancelled) and the aggregate consideration to have been paid by such person upon such exercise. Such payment shall be by check, bank draft or in Stock (or in a form of payment permitted under paragraph (e) below) having a Fair Market Value (determined on the date the payment is to be made) equal to the amount of such payments or any combination thereof, as determined by the Committee. The Committee may exercise its discretion under the first sentence of this paragraph
(d) only in the event of a written request of the person exercising the option, which request shall not be binding on the Committee.

     (e) Settlement in the Form of Restricted Shares or Rights to Receive Deferred Stock.

     Subject to Sections 16(a) and 16(c) below, shares of Stock issued upon exercise of a Stock Appreciation Right or as a Discretionary Payment shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at the time of grant in the case of a Stock Appreciation Right (and at the time of payment in the case of a Discretionary Payment) that such shares shall be in the form of shares of Restricted Stock or rights to acquire Deferred Stock, or in the case of a Stock Appreciation Right may reserve the right to so provide at any time after the time of grant. Any such shares and any shares subject to rights to acquire Deferred Stock shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or the date the Stock Option is cancelled in the case of Discretionary Payments.

 SECTION 8.  RESTRICTED STOCK; UNRESTRICTED STOCK.

     (a)  Nature of Restricted Stock Award.

     A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock for a purchase price (which may be zero) equal to or less than their par value, subject to such conditions, including a Company right during a specified period or periods to repurchase such shares at their original purchase price (or to require forfeiture of such shares, if the purchase price was zero) upon participant's termination of employment, as the Committee may determine at the time of grant.

     (b)  Award Agreement.

     A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

     (c)  Rights as a Shareholder.

     Upon complying with paragraph (b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions and Company repurchase or forfeiture rights described in this Section and subject to any other conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of any restrictions under the Plan.

     (d)  Restrictions.

     Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment with the Company and its subsidiaries for any reason such shares shall be resold to the Company at their purchase price, or forfeited to the Company if the purchase price was zero, except as set forth below.

          (i) The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the Restricted Stock and the obligation to resell such shares to the Company shall lapse. The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

          (ii) Except as may otherwise be provided in the Award Agreement, in the event of termination of employment by the Company and its Subsidiaries for any reason (including death), a participant or the participant's legal representative shall offer to resell to the Company, at the price paid therefor, all Restricted Stock, and the Company shall have the right to purchase the same at such price, or if the price was zero to require forfeiture of the same, provided that except as otherwise specified in the Award Agreement, the Company must exercise such right of repurchase or forfeiture not later than the 60th day following such termination of employment.

     (e)  Waiver, Deferral and Reinvestment of Dividends.

     The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. Unless otherwise specified in the Award Agreement, dividends will be paid at the same time as dividends are paid with respect to shares of Stock not subject to restrictions under the Plan.

     (f)  Unrestricted Stock.

     The Committee may, in its sole discretion, grant (or sell at a purchase price not to exceed par value per share) to any participant shares of Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

 SECTION 9.  DEFERRED STOCK AWARDS.

     (a)  Nature of Deferred Stock Award.

     A Deferred Stock Award is an award entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may condition such acquisition on the attainment of specified performance goals.

     (b)  Award Agreement.

     A participant who is granted a Deferred Stock Award shall have no rights with respect to a such Award unless within 60 days of the grant of such Award or such shorter period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award Agreement.

     (c)  Restrictions on Transfer.

     Deferred Stock Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. Rights with respect to such Awards shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (d)  Rights as a Shareholder.

     A participant receiving a Deferred Stock Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate for shares of Deferred Stock only upon satisfaction of all conditions therefor specified in the Deferred Stock Award Agreement.

     (e)  Termination.

     Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

     (f)  Acceleration, Waiver, etc.

     At any time prior to the participant's termination of employment the Committee may in its discretion accelerate, waive, or, subject to Section 13, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

     (g)  Payments in Respect of Deferred Stock.

     Without limiting the right of the Committee to specify different terms, the Deferred Stock Award Agreement may either make no provisions for, or may require or permit the immediate payment, deferral or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Committee in its sole discretion.

 SECTION 10.   PERFORMANCE UNIT AWARDS.

     (a)  Nature of Performance Units.

     A Performance Unit Award is an award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Unit. Performance Units may be awarded independently of or in connection with the granting of any other Award under the Plan.

     (b)  Award Agreement.

     A participant shall have no rights with respect to a Performance Unit Award unless within 60 days of the grant of such Award or such shorter period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award Agreement.

     (c)  Restrictions on Transfer.

     Performance Unit Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (d)  Rights as a Shareholder.

     A participant receiving a Performance Unit Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions therefor specified in the Performance Unit Award Agreement.

     (e)  Termination.

     Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

     (f)  Acceleration, Waiver, etc.

     At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

     (g)  Exercise.

     The Committee in its sole discretion shall establish procedures to be followed in exercising any Performance Unit, which procedures shall be set forth in the Performance Unit Award Agreement. The Committee may at any time provide that payment under a Performance Unit shall be made, upon satisfaction of the applicable performance goals, without exercise by the participant. Except as otherwise specified by the Committee, (i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares subject to the related Award on such basis as is specified in the Performance Unit Award Agreement.

 SECTION 11.   OTHER STOCK-BASED AWARDS; SUPPLEMENTAL GRANTS.

     (a)  Nature of Awards.

     The Committee may grant other Awards under which Stock is or may in the future be acquired ("Other Stock-based Awards"). Such awards may include, without limitation, securities (including shares of Preferred Stock not exceeding in the aggregate 500,000 shares) convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. Subject to the purchase price limitations in paragraph (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt or preferred stock shall be issued unless the Committee shall have provided (by Company right of repurchase, right to require conversion or exchange or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt or Preferred Stock to prevent a Company transaction by reason of covenants in such debt or voting rights in such Preferred Stock.

     (b)  Purchase Price; Form of Payment.

     The Committee may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-based Award, subject to the following conditions. No equity security other than Stock may be issued pursuant to an Other Stock-based Award unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the par value of any preferred stock so issued) or (ii) sold by the Company and the Company shall have received payment for such equity security equal to at least 50% of its par value on the grant or issuance date, as determined in good faith by the Committee. In addition, no shares of Stock (whether acquired by purchase, conversion or exchange or otherwise) shall be issued unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the par value of the Stock) or (ii) sold, converted or exchanged by the Company, and the Company shall have received payment for such Stock or securities so exchanged or converted equal to at least 50% of Fair Market Value of the Stock on the grant or effective date, or the exchange or conversion date, under the Award, as specified by the Committee. The Committee may permit payment by certified check or bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).



     (c) Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver of Restrictions.

     The Committee may determine the conditions under which an Other Stock-based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the limitations or conditions imposed under any Other Stock-based Award.

     (d)  Award Agreements.

     A participant shall have no rights with respect to any Other Stock-based Award unless within 60 days after the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-based Award Agreement.

     (e)  Nontransferability.

     Other Stock-based Awards may not be sold, assigned, transferred, pledged or encumbered except as may be provided in the Other Stock-based Award Agreement. However, in no event shall any Other Stock-based Award be transferred other than by will or by the laws of descent and distribution or be exercisable during the participant's lifetime by other than the participant or the participant's legal representative.

     (f)  Rights as a Shareholder.

     A recipient of any Other Stock-based Award will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-based Award Agreement.

     (g)  Deemed Dividend Payments; Deferrals.

     Without limiting the right of the Committee to specify different terms at or after grant, an Other Stock-based Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends or deemed dividends payable on Stock subject to the Award.

     (h)  Supplemental Grants.

     The Company may in its sole discretion make a loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be made either in connection with the exercise of a Stock Option, a Stock Appreciation Right, or an Other Stock-based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal income tax in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder and to determine the amount, term and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall have a term (including extensions) exceeding ten years in duration or be in an amount exceeding the total exercise or purchase price paid by the borrower under an Award under the Plan plus an amount equal to the cash payment permitted in the following paragraph.

     The Committee may at any time authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount which would be required in order to pay in full the federal income tax due as a result of ordinary income recognized by the recipient under both the Award and such cash payment, in each case assuming that such income is taxed at the regular maximum marginal rate applicable to individuals under the Code as in effect at the time such income is includable in the recipient's income. Subject to the foregoing, the Committee shall have complete authority to decide whether to make such cash payments in any case, to make provision for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of each such payment.

 SECTION 12.   TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

For purposes of the Plan, the employees of a Subsidiary of the Company shall be deemed to have terminated their employment on the date on which such Subsidiary ceases to be a Subsidiary of the Company.

 SECTION 13.   AMENDMENTS AND TERMINATION.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

However, no such amendment, unless approved by stockholders, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code as in effect on the date of such amendment.

SECTION 14. STATUS OF PLAN.

     With respect to the portion of any Award which has not been exercised and any payments in cash, stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

 SECTION 15.   CHANGE OF CONTROL PROVISIONS.

     As used herein, a Change of Control and related definitions shall have the meanings set forth in Exhibit A to this Plan.

     Upon the occurrence of a Change of Control:

     (a) Each Stock Option and Stock Appreciation Right shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

     (b) Restrictions and conditions on Restricted Stock, Deferred Stock, Performance Units and Other Stock-based Awards shall automatically be deemed waived only if and to the extent, if any, specified (whether at or after time of grant) by the Committee.

The Committee may at any time prior to or after a Change of Control accelerate the exercisability of any Stock Options and Stock Appreciation Rights and may waive restrictions, limitations and conditions on Restricted Stock, Deferred Stock, Performance Units and Other Stock-based Awards to the extent it shall in its sole discretion determine.

SECTION 16.   GENERAL PROVISIONS.

     (a)  No Distribution; Compliance with Legal Requirements, etc.

     The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b)  Other Compensation Arrangements; No Employment Rights.

     Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Subsidiary, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (c)  Tax Withholding, etc.

     Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     The Committee may provide, in respect of any transfer of Stock or Preferred Stock under an Award, that if and to the extent withholding of any Federal, state or local tax is required in respect of such transfer, the participant may elect, at such time and in such manner as the Committee shall prescribe, to have the Company hold back from the transfer Stock (or Preferred Stock) having a value calculated to satisfy such withholding obligation.

 SECTION 17.   EFFECTIVE DATE OF PLAN.

     The Plan was adopted by the Board of the Company on ______________, 1997 and approved by the stockholders of Waban Inc. on ____________, 1997 and by Waban Inc. as the sole stockholder of the Company on _____________, 1997. The effective date of the Plan is the Distribution Date.

                                                                       EXHIBIT A
                                                                       ---------

                       Definition of "Change of Control"
                       --------------------------------

"Change of Control" shall mean the occurrence of any one of the following events:

     (a) there occurs a change of control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or in any other filing under the Exchange Act; provided,
                                                                    --------
however, that no transaction shall be deemed to be a Change of Control as to a
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Participant (i) if the person or each member of a group of persons acquiring control is excluded from the definition of the term "Person" hereunder or (ii) unless the Committee shall otherwise determine prior to such occurrence, if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring control; or

     (b) any Person other than the Company, any wholly owned subsidiary of the Company, or any employee benefit plan of the Company or such a subsidiary becomes the owner of 20% or more of the Company's Common Stock and thereafter individuals who were not directors of the Company prior to the date such Person became a 20% owner are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; provided, however,
                                                             --------  -------
that unless the Committee shall otherwise determine prior to the acquisition of such 20% ownership, such acquisition of ownership shall not constitute a Change of Control as to a Participant if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring such ownership; or

     (c) there occurs any solicitation or series of solicitations of proxies by or on behalf of any Person other than the Company's Board of Directors and thereafter individuals who were not directors of the Company prior to the commencement of such solicitation or series of solicitations are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; or

     (d) the Company executes an agreement of acquisition, merger or consolidation which contemplates that (i) after the effective date provided for in such agreement, all or substantially all of the business and/or assets of the Company shall be owned, leased or otherwise controlled by another Person and
(ii) individuals who are directors of the Company when such agreement is executed shall not constitute a majority of the board of directors of the survivor or successor entity immediately after the effective date provided for in such agreement; provided, however, that unless otherwise determined by the
                   --------  -------
Committee, no transaction shall constitute a Change of Control as to a Participant if, immediately after such transaction, the Participant or any

Participant Related Party shall own equity securities of any surviving corporation ("Surviving Entity") having a fair value as a percentage of the fair value of the equity securities of such Surviving Entity greater than 125% of the fair value of the equity securities of the Company owned by the Participant and any Participant Related Party immediately prior to such transaction, expressed as a percentage of the fair value of all equity securities of the Company immediately prior to such transaction (for purposes of this paragraph ownership of equity securities shall be determined in the same manner as ownership of Common Stock); and provided, further, that, for purposes of this paragraph (d),
                   --------  -------
if such agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured (but upon any such approval, a Change of Control shall be deemed to have occurred on the date of execution of such agreement).

     In addition, for purposes of this Exhibit A the following terms have the meanings set forth below:

     "Common Stock" shall mean the then-outstanding Common Stock of the Company plus, for purposes of determining the stock ownership of any Person, the number of unissued shares of Common Stock which such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of conversion rights, exchange rights, warrants or options or otherwise. Notwithstanding the foregoing, the term Common Stock shall not include shares of Preferred Stock or convertible debt or options or warrants to acquire shares of Common Stock (including any shares of Common Stock issued or issuable upon the conversion or exercise thereof) to the extent that the Board of Directors of the Company shall expressly so determine in any future transaction or transactions.

     A Person shall be deemed to be the "owner" of any Common Stock:

            (i) of which such Person would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act, as in effect on March 1, 1989; or

            (ii) of which such Person would be the "beneficial owner" for purposes of Section 16 of the Exchange Act and the rules of the Commission promulgated thereunder, as in effect on March 1, 1989; or

            (iii) which such Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act, as in effect on March 1, 1989) has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

     "Person" shall have the meaning used in Section 13(d) of the Exchange Act, as in effect on March 1, 1989; provided, however, that the term "Person" shall not include (a) any individuals who are descendants of Max Feldberg or Morris Feldberg, (b) any relatives of the fourth degree of consanguinity or closer of such descendants or (c) custodians, trustees or legal representatives of such persons.

     A "Participant Related Party" shall mean, with respect to a Participant, any affiliate or associate of the Participant other than the Company or a Subsidiary of the Company. The terms "affiliate" and "associate" shall have the meanings ascribed thereto in Rule 12b-2 under the Exchange Act (the term "registrant" in the definition of "associate" meaning, in this case, the Company).

     "Participant" means a participant in the Plan.